       1                       SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

X  Filed by the registrant
__ Filed by a party other than the registrant
__ Preliminary proxy statement
__ Definitive proxy statement
X  Definitive additional materials
__ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       McDonnell Douglas Corporation
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             (Name of Registrant as Specified in Its Charter)
                              Steven N. Frank
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                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

__  $125 per Exchange Act Rule 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-6(j)(2)
__  $500 per each party to controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
__  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
  (1)  Title of each class of securities to which transaction applies:

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  (2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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  (4)  Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------
  X Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:
            $125.00
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  (2)  Form, schedule or registration statement no.:
            PRE 14A - Preliminary Proxy Statement
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  (3)  Filing party:
            McDonnell Douglas Corporation
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  (4)  Date filed:
            March 4, 1994
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


                   EMPLOYEES URGED TO VOTE THEIR SHARES


          The annual McDonnell Douglas Shareholders Meeting will be held in St. Louis on April 22. Proxy materials for the meeting have been mailed to all teammates who own McDonnell Douglas stock through participation in the Employee Savings, Investment and Thrift Plans, and the Employee Payroll Stock Ownership Plan.

          As shareholders, these employees are entitled to vote on the issues described in the proxy statement. All shareholders have the same number of votes as they have shares.

          In order for their vote to be included in the count, employees must sign and return their voter instruction cards. These cards must be received by April 19.